UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported):  January 28, 2014

Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 29, 2014, Rock-Tenn Company will host its quarterly conference call to discuss its financial results for the first quarter of fiscal 2014 and other topics that may be raised during the discussion.  The presentation to be used in connection with the conference call is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

99.1	Fiscal Year 2014 First Quarter Earnings Conference Call Presentation (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:  January 28 , 2014                                                                   By:  /s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1	Fiscal Year 2014 First Quarter Earnings Conference Call Presentation (furnished pursuant to Item 2.02)